SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2) )

[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        WHITMAN EDUCATION GROUP, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        WHITMAN EDUCATION GROUP, INC.

PHILLIP FROST, M.D.
Chairman of the Board

                                          September 9, 1996

Dear Fellow Shareholder:

   You are cordially invited to attend the 1996 annual meeting of Shareholders of Whitman Education Group, Inc. (the "Company"). The meeting will be held at 10:00 a.m. on Friday, October 11, 1996, at 4400 Biscayne Boulevard, 12th Floor, Miami, Florida.

   The enclosed notice and proxy statement contain details concerning the business to be considered at the meeting. The Board of Directors of the Company recommends a vote "FOR" the election of the six directors to serve until the 1997 annual meeting of the shareholders and "FOR" the proposal to approve the Company's Stock Option Plan, to be called the Whitman Education Group, Inc. 1996 Stock Option Plan.

   We sincerely hope that you will be present at the annual meeting. Whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card in the enclosed envelope to ensure that your shares will be represented at the meeting.

   A copy of the Company's 1996 Annual Report to Shareholders is also enclosed.

                                          Sincerely,

                                          /s/ PHILLIP FROST, M.D.
                                          -----------------------
                                          Phillip Frost, M.D.

                        WHITMAN EDUCATION GROUP, INC.
- -----------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 11, 1996
- -----------------------------------------------------------------------------

To the Shareholders of
Whitman Education Group, Inc.:

   The annual shareholders meeting of Whitman Education Group, Inc. (the "Company") will be held at 4400 Biscayne Boulevard, 12th Floor, Miami, Florida on Friday, October 11, 1996, at 10:00 a.m., local time, for the following purposes:

     (1) to elect six directors to serve until the 1997 annual meeting of shareholders;

     (2) to consider approval of the Company's Stock Option Plan, to be called the Whitman Education Group, Inc. 1996 Stock Option Plan, whereby the Company shall have the right to grant both Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code and Non-Qualified Stock Options as the Company deems advisable to key employees and non-employees of the Company to purchase up to 1,500,000 of the Company's common shares; and

     (3) to transact such other business as may properly come before the meeting.

   Only shareholders of record at the close of business on August 30, 1996 are entitled to notice of and to vote at the meeting or any adjournments thereof. A list of such shareholders will be available for inspection during normal business hours at the offices of the Company located at 4400 Biscayne Boulevard, 6th Floor, Miami, Florida during the 10 days preceding the meeting.

                                          By Order of the Board of Directors

                                          /s/ RICHARD B. SALZMAN
                                          ----------------------
                                          Richard B. Salzman
                                          SECRETARY

Miami, Florida
September 9, 1996

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                        WHITMAN EDUCATION GROUP, INC.
                      4400 BISCAYNE BOULEVARD, 6TH FLOOR
                             MIAMI, FLORIDA 33137
                                (305) 575-6534
- -----------------------------------------------------------------------------
                               PROXY STATEMENT
- -----------------------------------------------------------------------------

   This proxy statement is furnished by the Board of Directors of Whitman Education Group, Inc., a New Jersey corporation (the "Company"), in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on October 11, 1996 (the "Annual Meeting"), at the time and place set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments thereof. Mailing of the proxy statement and the accompanying proxy card to shareholders will commence on or about September 9, 1996.

   Record holders of common stock, no par value per share (the "Common Stock"), at the close of business on August 30, 1996 (the "Record Date") are entitled to one vote for each share held on all matters to be considered at the Annual Meeting. On the Record Date, 11,893,108 shares of Common Stock were outstanding and entitled to vote.

VOTING

   All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. With respect to the proposal to elect six directors to serve until the 1997 annual meeting, shareholders may vote in favor of all nominees or withhold their votes as to all or any specific nominees. With respect to the other proposals to be voted upon, shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. If no direction is given on a proxy, it will be voted for the election of all director nominees and for the proposal to approve the Whitman Education Group, Inc. 1996 Stock Option Plan.

   A proxy delivered pursuant to this solicitation is revocable at any time prior to its exercise by giving written notice to the Secretary of the Company, by delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

   A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for transaction of business at the Annual Meeting. The election of directors will require the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election. The proposal to approve the Whitman Education Group, Inc. 1996 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, broker non-votes will have no effect on the vote.

PRINCIPAL SECURITY HOLDERS

   The following table sets forth certain information as of August 30, 1996 concerning stock ownership of all persons known by the Company to own beneficially in excess of five percent of the Company's Common Stock. Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by each person set forth herein.

 NAME AND ADDRESS                            NUMBER        PERCENT
 OF BENEFICIAL HOLDER                     OF SHARES(1)     OF CLASS
- -------------------------------------- --------------- -----------
Frost-Nevada, Limited Partnership  ...    5,289,628(2)       37.1%
3500 Lakeside Court
Suite 200
Reno, Nevada 89509

Azure Limited ........................    1,200,000(3)       10.1%
c/o Charter Management Limited
P.O. Box 134
Town Mills
Trinity Square
St. Peter Fort
Guernsey Channel Islands

David D. O'Donnell ...................      846,958(4)        7.1%
Colorado Technical University
4435 N. Chestnut Street
Colorado Springs, Colorado 80907

The Marilyn O. Sullivan Family Trust          800,112         6.7%
Colorado Technical University
4435 North Chestnut Street
Colorado Springs, Colorado 80907


- --------
 *  Represents beneficial ownership of less than five percent.

(1) All share amounts have been adjusted for a two-for-one stock split of Whitman's common stock effected as of May 13, 1996.

(2) Includes 200,000 shares which may be acquired pursuant to stock options held by Dr. Frost exercisable within 60 days of August 30, 1996, 850,000 shares which may be acquired pursuant to stock purchase warrants held by Frost-Nevada, Limited Partnership (of which Dr. Frost is the sole limited partner, and sole shareholder, an officer and a director of Frost-Nevada Corporation, the general partner), and 1,300,000 shares which may be acquired pursuant to stock purchase warrants held by Dr. Frost exercisable within 60 days of August 30, 1996. Exercise of these warrants and options is subject to the restrictions of the New Jersey Shareholders Protection Act. Dr. Frost is the Chairman of the Board of Directors of Whitman.

(3) Azure Limited holds the shares as trustee for Charter Trust Company, the trustee of the I. Kaye Family Trust, created by Mr. Isaac Kaye in 1988. Mr. Kaye is a former director of Whitman.

(4) Includes 394,765 shares held in various trusts for the benefit of family members of Mr. O'Donnell for which Mr. O'Donnell serves as trustee.

                            ELECTION OF DIRECTORS
                                 (ITEM NO. 1)

BOARD OF DIRECTORS

   The Board of Directors set the number of directors constituting the Board at six directors. The persons named below were designated by the Board of Directors as nominees for election as directors to hold office until the next annual meeting of Shareholders or until their successors are elected and qualified. All of the nominees are current members of the Board. Dr. Krasno and Dr. Lipsett were appointed to fill vacancies on the Board of Directors in August 1996. Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors constituting the Board.

 Dr. JACK R. BORSTING          Dr. Borsting is the E. Morgan Stanley Professor of Business Administration
 Director since 1994           at the University of Southern California and of its Center for
 Age 67                        Telecommunication Management. From 1988 to 1994, Dr. Borsting was Dean
                               of the University of Southern California School of Business Administration,
                               and from 1983 to 1988 was Dean of the University of Miami School of Business
                               Administration. Dr. Borsting, a former Assistant Secretary of Defense
                               (Comptroller), is a director of Northrop Grumman Corporation and of TRO
                               Learning. Dr. Borsting is a member of the National Research Council Committee on Military Enlistment Standards and a trustee of the Institute for Defense
                               Analysis, of the Rose Hill Association and of the Los Angeles Orthopedic
                               Hospital Foundation.

PHILLIP FROST, M.D.            Dr. Frost has served as Chairman of the Board of Directors since 1992.
Director since 1992            Dr. Frost has been Chairman of the Board of Directors and Chief Executive
Age 59                         Officer of IVAX Corporation since 1987. Dr. Frost served as President of
                               IVAX from 1990 until January 1995. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986. Dr. Frost is Vice Chairman of the Board of Directors of North American Vaccine, Inc.,
                               a director of American Exploration Company, Northrop Grumman Corporation
                               and NaPro Biotherapeutics, Inc. Dr. Frost was Chairman of the Department
                               of Dermatology at Mt. Sinai Medical Center of Greater Miami from 1972 to
                               1990. Dr. Frost is a trustee of the University of Miami and a member of the Board of Governors of the American Stock Exchange, Inc.

PETER S. KNIGHT                Mr. Knight, an attorney, is a member of the law firm of Wunder, Diefenderfer,
Director since 1994            Cannon & Thelen. He is currently on leave from his firm to be President
Age 45                         Clinton's Campaign Manager at Clinton/Gore '96. Mr. Knight was Chairman
                               of the Vice Presidential Campaign for Clinton/Gore in 1992, was Deputy
                               Director of Personnel in the Clinton/Gore presidential transition and a
                               Consultant to the Office of Presidential Personnel. From 1989 to 1991,
                               Mr. Knight was General Counsel and Secretary to Medicis Pharmaceutical
                               Corporation. Mr. Knight is a director of COMSAT and Wertheim Schroeder
                               Investment Services.

                                3

DR. RICHARD KRASNO             Dr. Krasno has been President and Chief Executive Officer of the Institute
Director since 1996            of International Education, the largest international educational exchange
Age 54                         organization in the United States, since 1983, and served as its Executive
                               Vice President and Chief Operating Officer from 1981-1983. Dr. Krasno was
                               Deputy Assistant Secretary of Education with the U.S. Department of Education from 1980-1981.

DR. LOIS F. LIPSETT            Dr. Lipsett has been the Deputy Director, Minority Medical Faculty Development
Director since 1996            Program at The Robert Wood Johnson foundation since February 1996. Dr.
Age 63                         Lipsett was Vice President, Scientific and Medical Affairs, American Diabetes
                               Association from 1992-1995. Prior to 1992, Dr. Lipsett founded and was
                               Director of the National Diabetes Information Clearing House and also was
                               Director for several training and career development programs at the National
                               Institutes of Health.

RICHARD C. PFENNIGER, JR.      Mr. Pfenniger has been Chief Operating Officer of IVAX Corporation since
Director since 1992            May 1994. He served as Senior Vice President--Legal Affairs and General
Age 40                         Counsel of IVAX from 1989 to May 1994, and as Secretary from 1990 to 1994.
                               Prior to joining IVAX, Mr. Pfenniger was engaged in private law practice.
                               Mr. Pfenniger is a director of NaPro Biotherapeutics, Inc. and North American
                               Vaccine, Inc.

DIRECTOR COMPENSATION

   The Company's directors receive a $400 monthly fee for their service as directors and $1,000 for each directors meeting attended. In addition, the Company's Directors and Consultants Stock Option Plan provides that once a year members of the Company's Board of Directors who are not employees of the Company automatically receive stock options in accordance with a formula award. In fiscal 1996, pursuant to that provision, options at an exercise price of $6.375 per share ($3.187 after adjustment for the two-for-one stock split effected as of May 13, 1996) were automatically granted to Dr. Frost (50,000 shares after adjustment for the stock split), and to Mr. Pfenniger, Dr. Borsting and Mr. Knight (10,000 shares each after adjustment for the stock split). The Company's 1996 Stock Option Plan provides for an automatic annual grant of 7,500 options to each non-employee director and 37,500 options to the Chairman of the Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors held five meetings during fiscal 1996 and acted five times by written consent. All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served during the period in which they were a member of the Board of Directors. The Board of Directors has three standing committees, described below. The Board of Directors does not have a nominating committee, and the usual functions of such a committee are performed by the entire Board of Directors.

   AUDIT COMMITTEE. The principal functions of the Audit Committee include reviewing the adequacy of the Company's internal systems of accounting controls, recommending to the Board of Directors the appointment of independent auditors, conferring with independent auditors and internal auditors concerning the scope of their examinations of the books and records of the Company and their independence, reviewing the financial statements of the Company and management's disclosures, reviewing the independent auditors' findings and recommendations, and considering other appropriate matters regarding the financial affairs of the Company. The Audit Committee, the current members of which are Messrs. Pfenniger and Knight, and Dr. Borsting, held three meetings during fiscal 1996.

   COMPENSATION COMMITTEE. The principal functions of the Compensation Committee are to approve or recommend to the Board of Directors remuneration arrangements and compensation plans involving the Company's directors and executive officers and to review with management the Company's employee benefit programs. The Compensation Committee, the current members of which are Dr. Frost and Mr. Pfenniger, was formed on February 6, 1996, and held no meetings during fiscal 1996.

   STOCK OPTION COMMITTEE. The principal function of the Stock Option Committee, the current members of which are Dr. Frost and Mr. Pfenniger, are to administer the Company's stock option plans and to recommend to the Board of Directors remuneration arrangements involving stock options for the Company's directors and executive officers.

EXECUTIVE OFFICERS WHO ARE NOT NOMINEES

   Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees for director.

   RANDY S. PROTO. Mr. Proto, age 38, has been President of Whitman since November 25, 1994. For seven years prior thereto, Mr. Proto was Chief Executive Officer and had ownership interests in eleven proprietary schools in four states. For eight years prior thereto, Mr. Proto was employed by Computer Processing Institute. Among the positions he held at that institution were Vice President and School Director, Director of Admissions and Marketing, Director of Finance and Financial Aid, Director of Placement and Director of Education.

   FERNANDO L. FERNANDEZ. Mr. Fernandez, age 35, joined Whitman as Vice President--Finance, Treasurer and Chief Financial Officer in February, 1996. Prior to joining the Company, Mr. Fernandez, a certified public accountant, served as Chief Financial Officer of Frost-Nevada, Limited Partnership since 1991. Previously, Mr. Fernandez served as Audit Manager for Coopers & Lybrand in Miami.

   RICHARD B. SALZMAN. Mr. Salzman, age 35, joined Whitman as Vice President--Legal Affairs and General Counsel in March, 1996. Mr. Salzman also serves as Secretary of Whitman. For approximately ten years prior to joining Whitman, Mr. Salzman was engaged in private law practice in Miami, Florida, primarily with the firm of Homer & Bonner, P.A.

   BRETT COMBS. Mr. Combs, age 37, has been President of Sanford-Brown College since the Company's acquisition in December 1994. Mr. Combs also serves as President and a director of Sanford Brown College, Inc. From 1987 through 1994, Mr. Combs was employed by Sanford-Brown in various capacities including Executive Vice President of Operations, Director of the Des Peres Campus and Vice President of Marketing.

   DAVID O'DONNELL. Mr. O'Donnell, age 54, has been President of Colorado Tech since March 1986 and Chairman of the Board of Colorado Tech since April 1986. Mr. O'Donnell also served as President of MDJB, Inc., the parent of Colorado Tech, from April 1986 through the merger of MDJB, Inc. with and into a subsidiary of Whitman. On April 18, 1996, Mr. O'Donnell was appointed President of the successor MDJB, Inc., the wholly-owned subsidiary of Whitman.

   WILLIAM LICHTENSTEIN. Mr. Lichtenstein, age 36, has served as President of Ultrasound Technical Services, Inc. since January 1995 and as a director since March 1996. From 1991 through 1995, Mr. Lichtenstein served as the Director of Operations of Ultrasound Technical Services, Inc. For two years prior thereto, Mr. Lichtenstein was a marketing representative for CSC Healthcare Systems, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Whitman's directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of

Whitman's common stock and other equity securities with the Securities and Exchange Commission and the American Stock Exchange. Directors, executive officers and 10% shareholders are required to furnish Whitman with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to Whitman and written representations from Whitman's directors and executive officers that no other reports were required, Whitman believes that during 1996 Whitman's directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them, except that Fernando Fernandez filed late his initial report of ownership of shares of Whitman's common stock upon becoming an executive officer of Whitman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Whitman currently occupies administrative offices in Miami, Florida which are owned by IVAX Corporation. A lease between Whitman and IVAX Corporation is currently being negotiated. Certain directors of Whitman are also directors and executive officers of IVAX Corporation. In addition, Dr. Frost is a principal shareholder of IVAX Corporation.

   In April 1995, Career Master, a company 40% owned by Randy S. Proto, entered into an agreement with Ultrasound Diagnostic School pursuant to which Career Master would implement at Ultrasound Diagnostic School its system of organizing and operating job placement departments for use at the Ultrasound Diagnostic School teaching facilities. In addition to paying a small fee for the service, Ultrasound Diagnostic School agreed to purchase, over a two year period, approximately $160,000 in text books and related materials from Career Master to be resold to Ultrasound Diagnostic School students. In connection with the transaction, options to purchase 10,000 shares (20,000 shares after giving effect to the two-for-one stock split effected as of May 13, 1996) were granted to a principal of Career Master who is not related to Mr. Proto. In fiscal 1996, Ultrasound Diagnostic School purchased $66,621 in textbooks from Career Master pursuant to this arrangement.

   In fiscal 1996, Ultrasound Diagnostic School paid rent totalling $70,800 for the premises in which Ultrasound Diagnostic School operates its Pompano Beach, Florida facility to a partnership in which Joseph Lichtenstein is a partner. Joseph Lichtenstein is the father of William Lichtenstein, the president of Ultrasound Technical Services, Inc. Mr. Joseph Lichtenstein is also a principal in the company that manages that building. Also in fiscal 1996, Ultrasound Diagnostic School purchased approximately $202,600 in medical equipment and supplies from a medical supply distributor owned by William Lichtenstein's mother at prices at least as favorable as Ultrasound Diagnostic School would have paid to third parties. This same distributor is the exclusive licensee of Whitman's change-in-temperature indicator utilized in the transportation and storage of blood. Royalties received by Whitman in connection with this license are not significant.

   In fiscal 1995, in connection with the acquisition of Sanford-Brown, Frost-Nevada, Limited Partnership, a company beneficially owned by Dr. Phillip Frost, agreed to guaranty for the benefit of Whitman an $8,500,000 credit facility consisting of a $6,000,000 term loan and $2,500,000 revolving credit loan. In fiscal 1996, Frost-Nevada was issued warrants to purchase 650,000 shares of Whitman's common stock at a price of $8.50 per share (1,300,000 shares at a price of $4.25 per share as adjusted for the two-for-one stock split effected as of May 13, 1996) in consideration of Frost-Nevada's renewal of its guarantee of that indebtedness in connection with the extension of that credit facility. The number of warrants exercisable by Frost-Nevada at any time is subject to the restrictions of the New Jersey Shareholders Protection Act.

   James Combs, the beneficial owner of the company from which Sanford-Brown was acquired and the father of Brett Combs, the President of Sanford Brown College, Inc., is the beneficial owner of three buildings occupied by Sanford-Brown under lease agreements. In fiscal 1996, Sanford-Brown paid Mr. Combs rent totalling $428,982.

STOCK OWNERSHIP OF MANAGEMENT

   The following table indicates, as of August 30, 1996, the number of shares of Common Stock beneficially owned by each director (all of whom are also nominees for director), each executive officer named in the "Summary Compensation Table" under "Executive Compensation" below, and by all directors and executive officers as a group, and the percentage such shares represent of the total outstanding shares of Common Stock. All shares were owned directly with sole voting and investment power unless otherwise indicated.

NAME AND ADDRESS                              SHARES BENEFICIALLY    PERCENT
OF BENEFICIAL OWNER                               OWNED(1)(2)        OF CLASS
- ------------------------------------------- -------------------- -----------
Jack R. Borsting ..........................          20,600(3)           *
University of Southern California
School of Business Administration, DCC-217
Los Angeles, California 90089-0871

Phillip Frost, M.D. .......................       5,289,628(4)         37.1%
IVAX Corp.
4400 Biscayne Boulevard
Miami, Florida 33137

Peter S. Knight ...........................          20,000(3)           *
1615 L. Street, N.W., Suite 650
Washington, D.C. 20036

Richard M. Krasno .........................                 0            *
809 United Nations Plaza
New York, New York 10017

Lois F. Lipsett ...........................               200            *
3724 Jenifer Street, N.W.
Washington, D.C. 20015

Richard C. Pfenniger, Jr. .................          90,000(3)           *
IVAX Corp.
4400 Biscayne Boulevard
Miami, Florida 33137

Randy S. Proto ............................         170,200(3)          1.4%
4400 Biscayne Boulevard
Miami, Florida 33137

All directors and executive officers
  as a group (12 persons) .................       6,622,068(5)         45.1%

- --------
 *  Represents beneficial ownership of less than one percent.

(1) All share amounts have been adjusted for a two-for-one stock split of Whitman's common stock effected as of May 13, 1996.

(2) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934.

(3) Includes shares which may be acquired pursuant to stock options exercisable within 60 days of August 30, 1996 as follows: Dr. Borsting (20,000); Mr. Knight (20,000); Mr. Pfenniger (90,000); and Mr. Proto
    (170,000).

(4) Includes 850,000 and 1,300,000 shares which may be acquired pursuant to stock purchase warrants held by Frost-Nevada, Limited Partnership (of which Dr. Frost is the sole limited partner, and sole shareholder, an officer and a director of Frost-Nevada Corporation, the general partner), and Dr. Frost, respectively, exercisable within 60 days of August 30, 1996 and 200,000 shares which may be acquired pursuant to stock options held by Dr. Frost exercisable within 60 days of August 30, 1996. Exercise of these warrants and options is subject to the restrictions of the New Jersey Shareholders Protection Act.

(5) Includes shares described in footnotes (3) and (4) above which may be acquired by the individuals indicated and 50,000 additional shares which may be acquired pursuant to stock options exercisable within 60 days of August 30, 1996.

EXECUTIVE COMPENSATION

   The following table contains certain information regarding aggregate compensation paid or accrued by the Company during fiscal 1996 to the Chief Executive Officer.

                          SUMMARY COMPENSATION TABLE

                                                             LONG-TERM
                                ANNUAL COMPENSATION(1)      COMPENSATION
                              -------------------------  ----------------
                                YEAR ENDED     SALARY      STOCK OPTIONS
NAME AND PRINCIPAL POSITION     MARCH 31,        ($)            (#)
- ---------------------------- ------------- ----------  ----------------
Randy Proto,                       1996        150,000              0
 President                         1995         43,269        550,000(2)
                                   1994              0              0


 --------
(1) No other executive officer of the Company received compensation from the Company in excess of $100,00 during fiscal 1996.

(2) Adjusted for a two-for-one stock split effected as of May 13, 1996.


   Randy S. Proto receives an annual salary of $150,000. He has no employment agreement with Whitman. In consideration of Mr. Proto's agreement to enter the employ of Whitman and become its President in November 1994, Mr. Proto was granted options to purchase 550,000 (adjusted for the two-for-one stock split effected as of May 13, 1996) of Whitman's Common Stock at a price of $2.125 per share (as adjusted for the split). The options granted to Mr. Proto vest over a period of five years. The first portion of those options (170,000 shares, adjusted for the stock split) vested on November 25, 1995.

 STOCK OPTION EXERCISES IN FISCAL YEAR 1996 AND FISCAL YEAR-END OPTION VALUES

                                          NUMBER OF                    VALUE OF UNEXERCISED
                                     UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                      AT MARCH 31, 1996                AT MARCH 31, 1996(2)
                              --------------------------------  --------------------------------
                                EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
NAME AND PRINCIPAL POSITION       (#)(1)           (#)(1)             ($)              ($)
- ---------------------------- -------------- ----------------  -------------- ----------------
RANDY PROTO, PRESIDENT  ....      170,000          380,000          606,050         1,354,700


- --------

(1) All share amounts have been adjusted for a two-for-one stock split effected as of May 13, 1996.

(2) The value of unexercised in-the-money options represents the number of options held at year-end 1996 multiplied by the difference between the exercise price and $5.69, the closing price of Whitman's common stock at March 31, 1996 after adjustment for the two-for-one stock split effected as of May 13, 1996.

PERFORMANCE GRAPH

   The graph and table set forth below compares the cumulative total shareholder return on the Common Stock for fiscal 1991 through fiscal 1995 with the S&P 500 Index and an industry index for the same period. The industry index is comprised of the following companies which were selected on the basis of the similar nature of their respective businesses: Apollo Group, Inc., Devry, Inc., ITT Educational Services, Inc. and Computer Learning Centers, Inc. The graph and table assume an investment of $100 in the Common Stock and each index on March 29, 1991 (the last trading day in fiscal 1991), and the reinvestment of all dividends.

[INSERT GRAPH ATTACHED]

                                         FISCAL YEAR ENDED MARCH 31,
                                -------------------------------------------
                    MARCH 29,
                      1991        1992     1993     1994      1995     1996
                  ------------   -------  -------  -------   ------- -------
Whitman ........       100        128       255      247      217      387
Industry Group         100        195       228      291      284      720
S&P 500 ........       100        108       120      119      134      172

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

   The compensation of the Company's executive officers is determined by the Compensation and Stock Option Committees of the Board of Directors, each of which is composed of two non-employee directors. The Compensation Committee determines executive officers' salary and bonus compensation levels whereas the Stock Option Committee determines long-term stock option compensation. The committees' compensation policies are based on a desire to enhance long-term shareholder value. To achieve this goal, the committees recognize that they must adopt compensation policies which will attract, retain and motivate qualified and experienced executive officers. In attracting and retaining executives, the committees recognize that the Company must compete for the services of executives with many other companies which possess significantly greater financial resources than the Company and have available more comprehensive compensation plans and arrangements than are presently utilized by the Company. To adequately motivate executives in view of the goal of enhancing shareholder value, the committees recognize that they must design compensation policies which align the financial interests of the Company's executive officers with those of its shareholders.

   In light of these factors, the committees believe that the best manner presently available to the Company to attract, retain and motivate talented executives is through the award of significant long-term compensation in the form of stock options at the time the executive joins the Company and periodically thereafter. The Stock Option Committee believes that providing executives with opportunities to acquire significant stakes in the growth and prosperity of the Company through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. In addition, the Stock Option Committee believes that this approach to compensation creates an entrepreneurial atmosphere which motivates executives to perform to their full potential. The Stock Option Committee believes that dependence on stock options for a significant portion of executive compensation more closely aligns the executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is directly dependent on the stock price.

   Accordingly, the committees design the compensation of executive officers to consist of a reasonable annual salary, additional long-term compensation in the form of stock options and, in certain limited circumstances, cash bonuses for superior performance during a particular year.

   EXECUTIVE OFFICERS. The President, with the assistance of other executive officers, makes salary recommendations to the Compensation Committee for the executive officers of the Company (other than the President whose salary determination is set forth below). Such recommendations are reviewed and approved by the Compensation Committee with any modifications deemed appropriate. In reviewing and approving salary recommendations, the Compensation Committee considers several factors, including individual performance, the executive's responsibilities, the cost of living, and the financial performance of the Company, including the Company's revenues, net income and earnings per share. The Company has not, however, established specific performance goals or tied executive compensation to the achievement of specific performance goals. The compensation determination is largely subjective, and no specific weight is given to any particular factor. The Compensation Committee may, in certain circumstances, recommend that a cash bonus be paid to executives whose individual performance during a particular year was outstanding, in the subjective opinion of the Compensation Committee. The amount of any bonus is based upon the recommendation of the President. The Company has not set specific goals for executives or tied the payment of bonuses to specific goals.

   Stock options represent a significant portion of total compensation for the Company's executive officers. Options are generally awarded to executive officers at the time that they join the Company and periodically thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of the Company's stock price increases from that date. Generally, grants vest in equal amounts over a four-year period and have ten year terms. Executives must be employed by the Company at the time of vesting in order to exercise the options. Grants of stock options to executive officers are generally made upon the recommendation of the President based on the level of the executive's position with the Company, an evaluation of the executive's past and expected performance, the number of outstanding and previously granted options, and discussions with the executive. The determination of the timing and number of stock options granted to the executive officers is made by the Stock Option Committee on a subjective basis, with no specific weight given to any particular factor.

   PRESIDENT. Randy S. Proto was retained as President of the Company in November 1994. At that time, the Company did not have a Compensation Committee and the functions of such committee were performed by the entire Board of Directors. At that time, the Board established Mr. Proto's base salary of $150,000 for fiscal 1995, and also granted to Mr. Proto options to purchase 550,000 (as adjusted for the stock split) shares of Common Stock, on the basis of the magnitude of the responsibilities he would undertake on behalf of the Company and his valuable experience in the postsecondary education industry. The determination of his compensation package was subjective, with no specific weight given to any particular factor. In light of the fact that Mr. Proto joined the Company late in fiscal 1995, no change in Mr. Proto's compensation was made for fiscal 1996 and no additional options were granted to Mr. Proto. The stock options granted to Mr. Proto have a term of ten years, vest over five years, and have an exercise price equal to the fair market value of the Common Stock on the date of grant.

   TAX MATTERS. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction for federal income tax purposes to public companies for compensation over $1,000,000 paid in any taxable year to the Company's Chief Executive Officer or to any of the four other most highly compensated executive officers of the Company. Qualifying performance-based compensation is not subject to the limitation if certain requirements are satisfied. Based upon applicable regulations, the Company believes that compensation expenses relating to options granted under its stock option plans will not be subject to the Section 162(m) limitations.

   The Compensation and Stock Option Committees continually evaluate the Company's compensation policies and procedures with respect to its executive officers in light of the overall financial performance of the Company and its affect on shareholder value.

                           COMPENSATION COMMITTEE:

                             Phillip Frost, M.D.
                          Richard C. Pfenniger, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During fiscal 1996, Whitman's Compensation Committee of the Board of Directors consisted of Dr. Frost and Isaac Kaye, a former director. Neither Dr. Frost nor Mr. Kaye is or has been an executive officer or employee of Whitman or any of its subsidiaries and no interlocking relationship exists between either individual and the directors and executive officers of Whitman.

               APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN
                                 (ITEM NO. 2)

   On July 31, 1996, the Board of Directors of the Company adopted, subject to shareholder approval at the Annual Meeting, the Company's 1996 Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to provide the Company with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and others who provide services to the Company and who can contribute significantly to the Company's success. The Stock Option Committee and the Board of Directors believe that the 1996 Plan is necessary for the Company to remain competitive in the recruitment, motivation and retention of employees and other key persons, and recommends that the shareholders approve the 1996 Plan.

DESCRIPTION OF THE 1996 PLAN

   The complete text of the 1996 Plan is attached as Exhibit A to this proxy statement, and the following summary of the 1996 Plan is qualified in its entirety by reference to such text.

   The 1996 Plan is designed to comply with the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and the Company intends that options granted under the 1996 Plan qualify for an exception to the disallowance rule of Section 162(m) of the Internal Revenue Code (the "Code"). An aggregate of 1,500,000 shares of Common Stock are available for issuance under the 1996 Plan. No employee may receive stock options under the 1996 Plan in any given year to purchase a number of shares greater than one percent of the number of shares of Common Stock outstanding as of the date the 1996 Plan was adopted. If a stock option expires, terminates or becomes unexercisable for any reason without being exercised in full, the unpurchased shares which were subject to such stock option shall be available for further grant under the 1996 Plan. No options may be granted under the 1996 Plan after July 25, 2006.

   The 1996 Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"), which, under the terms of the 1996 Plan, must consist of at least two directors who are "Non-Employee Directors" within the meaning of Rule 16b-3, as amended, promulgated under the Securities Exchange Act of 1934 and who are "outside directors" as defined for purposes of
Section 162(m) of the Code. The Committee has the authority to interpret the provisions of the 1996 Plan and to make all determinations deemed necessary or advisable for its administration.

   The 1996 Plan provides for the issuance of options intended to be incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options not intended to meet the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries, and non-qualified options may be granted to employees, directors, independent contractors and agents of the Company and its subsidiaries. Subject to the provisions of the 1996 Plan, the Committee determines the persons to whom grants are made and the vesting, timing, amounts and other terms of such grants. Incentive stock options which first become exercisable in any calendar year for shares with a fair market value on the date of grant in excess of $100,000 are treated as non-qualified stock options to the extent of such excess.

   The exercise price of options may not be less than the fair market value of the Common Stock on the date of grant, except with respect to substitute options issued in connection with certain corporate transactions and except that the exercise price of any incentive stock option granted to the holder of more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant. The term of each option may not exceed ten years, except the term of any incentive stock option granted to a holder of more than 10% of the outstanding Common Stock may not exceed five years. The option price may be paid in cash or by check or such other consideration as the Committee shall determine. In general, all outstanding options granted to an employee terminate 12 months after the optionee ceases to be an employee, except that such options terminate (i) immediately (unless otherwise determined by the Committee) if the optionee's employment is terminated for deliberate, willful or gross misconduct and (ii) 36 months after retirement. Options granted under the 1996 Plan are not assignable or transferable other than by will or by the laws of descent and distribution, or, in the case of non-qualified stock options, pursuant to a qualified domestic relations order, and, during the optionee's lifetime, the options may be exercised only by the optionee.

   The 1996 Plan provides for an automatic grant of non-qualified stock options to acquire 7,500 shares of Common Stock to non-employee directors of the Company and 37,500 shares to the Chairman of the Board of Directors each year on the first business day following the Company's annual meeting of shareholders. The exercise price of such options is equal to the fair market value of the Common Stock on the date of the grant, and such options have a term of ten years.

   The number of shares of Common Stock covered by outstanding options, the number of shares of Common Stock available for issuance under the 1996 Plan, the number of shares of Common Stock to be granted to non-employee directors, the maximum number of shares of Common Stock with respect to which options may be granted to any employee in any given year, and the exercise price per share of outstanding options, are proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or stock dividend.

   The Committee may amend or terminate the 1996 Plan, except that shareholder approval is required to increase the number of shares of Common Stock subject to the 1996 Plan, to change the class of persons eligible to participate in the 1996 Plan, to materially increase the benefits accruing to participants under the 1996 Plan, or to increase the maximum number of shares of Common Stock with respect to which options may be granted to any employee in any year. No amendment or termination of the 1996 Plan will affect previously granted awards without the optionee's consent unless the Committee determines that such amendment is in the best interest of the shareholders or optionees.

   The 1996 Plan is subject to approval by the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting. If the 1996 Plan is so approved, it will become effective as of the date of its adoption by the Board of Directors. The 1996 Plan and any options granted thereunder will terminate and become null and void if the 1996 Plan is not approved by the shareholders within 12 months after the date of its adoption by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

   INCENTIVE STOCK OPTIONS. The grant of an incentive stock option has no immediate federal income tax consequences to the optionee or to the Company. The exercise of an incentive stock option while the optionee is an employee or within three months after termination of employment generally has no immediate tax consequences to the Company or to the optionee. If the optionee is subject to the alternative minimum tax, however, the exercise of an incentive stock option would result in an increase in the optionee's alternative minimum taxable income equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If an optionee holds the shares acquired pursuant to the exercise of an incentive stock option for the required holding period, the optionee generally recognizes long-term capital gain or loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the exercise price of the shares. In such a case, the Company is not entitled to a deduction in connection with the grant or exercise of the incentive stock option or the sale of shares acquired pursuant to such exercise. If, however, an optionee exercises an incentive stock option more than three months after termination of employment or disposes of the shares prior to the expiration of the required holding period, the optionee generally recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise (or the proceeds of disposition, if less) over the exercise price, and the Company is entitled to a corresponding deduction if the compensation constitutes an ordinary and necessary business expense, the limitations of Section 162(m) of the Code do not apply, and applicable withholding requirements are satisfied. If the amount realized upon such a disposition exceeds the fair market value of the shares on the date of exercise, the excess generally would be treated as long-term or short-term capital gain. The required holding period is the longer of two years from the date the option was granted and one year after the date of issuance of the shares upon exercise of the option.

   NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option has no immediate federal income tax consequences to the optionee or the Company. Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary income (subject to wage withholding and employment taxes) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, and the Company is entitled to a corresponding deduction if the compensation constitutes an ordinary and necessary business expense, the limitations of Section 162(m) of the Code do not apply, and applicable withholding requirements are satisfied. The optionee's tax basis in the shares is the exercise price plus the amount of ordinary income recognized by the optionee, and the optionee's holding period will commence on the date the shares are received. Upon a subsequent sale of the shares, any difference between the optionee's tax basis in the shares and the amount realized on the sale generally is treated as long-term or short-term capital gain or loss.

OPTIONS GRANTED AND SHARES ELIGIBLE FOR GRANT UNDER THE 1996 PLAN

   To date, no options have been granted under the 1996 Plan. Except for the automatic grants to non-employee directors of the Company, it is not possible to identify the persons who will be granted options under the 1996 Plan, the number of shares subject to any option, or the terms and conditions of any option, because these matters will be determined by the Stock Option Committee in the future. As of August 30, 1996, six non-employee directors, approximately 650 employees, and an indeterminate number of independent contractors and agents were eligible to receive stock options under the 1996 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   The Board of Directors believes that approval of the 1996 Plan is necessary to enable the Company to compete for qualified personnel, to retain such personnel in the employ of the Company, and to motivate such personnel and align their long-term interests with those of the shareholders. Accordingly, the Board of Directors believes that the best interests of the Company and its shareholders will be served by the approval of the 1996 Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1996 PLAN.

                             INDEPENDENT AUDITORS

   Ernst & Young, LLP, independent public accountants, was appointed by the Board of Directors to audit the Company's financial statements for 1996. This firm has acted as independent public accountants for the Company since 1992. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions raised by shareholders.

                              OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

   Any shareholder proposals intended to be presented at the Company's 1997 annual meeting of shareholders must be received by the Secretary, Whitman Education Group, Inc., 4400 Biscayne Boulevard, 6th Floor, Miami, Florida 33137, no later than May 14, 1997, in order to be considered for inclusion in the Company's proxy statement and form of proxy card relating to such meeting.

EXPENSES OF SOLICITATION

   The cost of this solicitation will be borne by the Company. In addition to the use of the mail, regular employees of the Company may solicit proxies personally or by telephone or facsimile. The

Company will reimburse brokers, banks, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding solicitation materials to beneficial owners of Common Stock.

OTHER BUSINESS

   As of the date of this proxy statement, the Board of Directors knows of no business to be presented at the Annual Meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, the persons named as proxies will vote on such matters in their discretion.


September 9, 1996

                        WHITMAN EDUCATION GROUP, INC.
                            1996 STOCK OPTION PLAN

1. PURPOSES.

   The purposes of this 1996 Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

2. DEFINITIONS.

   As used herein, the following definitions shall apply:

   "CODE" shall mean the Internal Revenue Code of 1986, as amended.

   "COMMON STOCK" shall mean the common stock, no par value per share, of the Company.

   "COMPANY" shall mean Whitman Education Group, Inc., a New Jersey corporation.

   "COMMITTEE" shall mean the committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

   "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Service as an Employee shall not be considered interrupted for purposes of the Plan, in the case of sick leave, military leave, or any other bona fide leave of absence approved by the Committee.

   "DISABLED" or "DISABILITY" shall mean a physical or mental disability as defined in Section 22(e)(3) of the Code.

   "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary. The payment of a director's fee by the Company shall not be sufficient to constitute the recipient an "employee" of the Company.

   "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

   "INCENTIVE STOCK OPTION" shall mean a stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

   "NON-QUALIFIED STOCK OPTION" shall mean a stock option not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

   "OPTION" shall mean a stock option granted pursuant to the Plan.

   "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

   "OPTIONEE" shall mean the recipient of an Option.

   "PARENT" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

   "RULE 16B-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

   "SHARE" shall mean a share of Common Stock, as adjusted in accordance with
Section 13 of the Plan.

   "SUBSIDIARY" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK.

   Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 1,500,000. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4. ADMINISTRATION.

   (a) COMMITTEE. The Plan at all times shall be administered by a Committee appointed by the Company's Board of Directors. The Committee shall consist of not less than two members of the Board of Directors, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined for purposes of Section 162(m) of the Code.

   (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Non-Qualified Stock Options; (ii) to determine the fair market value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to determine the vesting schedule of Options to be granted; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted under the Plan (which need not be identical); (viii) to accelerate the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to specific members of management or to a committee of management personnel the authority to determine: (a) the persons to whom, and the time and times at which, Options shall be granted and the number of Shares to be represented by each Option;
(b) the vesting schedule of Options; (c) the term of Options, and (d) other terms and conditions of any Options; provided that the Committee shall not have the authority to delegate such matters with respect to awards to be granted to any person subject to Section 16 of the Exchange Act or any "covered employee" under Section 162(m) of the Code; and (xi) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may require the voluntary surrender of all or any portion of any Option granted under the Plan as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered shall be unexercisable and the Shares previously subject to such Options shall be available for the grant of other Options.

   (c) EFFECT OF THE COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

5. ELIGIBILITY.

   Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options may be granted to Employees, non-Employee directors (in accordance with the provisions of Section 8 of the Plan), independent contractors and agents. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Subject to the provisions of Section 15 of the Plan, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee in any calendar year is 1% of the authorized and outstanding Shares of Common Stock on the date of adoption of the Plan.

6. DOLLAR LIMITATION.

   Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted; (b) the limitation is applied by taking into account Options in the order in which they were granted, and (c) Incentive Stock Options granted before 1987 are not to be taken into account.

7. RIGHTS OF OPTIONEES.

   The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

8. AUTOMATIC GRANT OF OPTION TO NON-EMPLOYEE DIRECTORS.

   Subject to Section 3 of the Plan, each person who is a non-Employee director of the Company on the first business day following any annual meeting of shareholders of the Company and who is not a common law employee of the Company or of any Subsidiary shall automatically receive on such date an Option to acquire 7,500 Shares and the person who is serving as the Chairman of the Board of Directors on such day following any annual meeting and who is not a common law employee of the Company or any Subsidiary shall automatically be granted options to acquire 37,500 Shares, as adjusted in accordance with Section 15 of the Plan. The exercise price for the Shares to be issued pursuant to Options granted under this Section 8 shall be as set forth in Section 11(a)(ii) of the Plan. The Options granted pursuant to this
Section 8 shall have a term of ten years from the date of grant. The foregoing formula may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Non-Employee directors shall have the right, if they so wish, to decline receipt of any Options to be granted under this Section 8.

9. TERM OF PLAN.

   The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided that, if the Plan is not approved by the shareholders of the Company in accordance with Section 20 of the Plan within 12 months after the date of adoption by the Board of Directors, the Plan and any Options granted thereunder shall terminate and become null and void. The Plan shall continue in effect until July 25, 2006 unless sooner terminated in accordance with Section 17 of the Plan.

10. TERM OF OPTION.

   The term of each Option shall be ten years from the date of grant thereof or, except for Options granted pursuant to Section 8 of the Plan, such shorter term as may be determined by the Committee. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter time as may be determined by the Committee.

11. EXERCISE PRICE AND CONSIDERATION.

   (a) The per Share exercise price of the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

    (i) In the case of an Incentive Stock Option: (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; and
(B) granted to any other Employee, the per share exercise price shall be no less than the fair market value per Share on the date of grant.

    (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than the fair market value per Share on the date of grant and, with respect to Options granted to non-Employee directors as provided in Section 8 of the Plan, shall be equal to the fair market value per Share on the date of the grant.

   (b) Notwithstanding Section 11(a) of the Plan, in the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Committee in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an "incentive stock option") to preserve, on a per share basis immediately after such corporate transaction, the same ratio of fair market value per option share to exercise price per share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

   (c) The fair market value per Share shall be determined by the Committee in its discretion; provided, however, that if the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

   (d) The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist of cash or check in an amount equal to the aggregate exercise price of the Shares as to which said Option shall be exercised or such other consideration as the Committee shall determine. Payment may also be made, in the discretion of the Committee, by delivery (including by facsimile) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer designated by the Company to sell (or margin) a sufficient portion of the Shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the exercise price; provided that Optionees subject to Section 16 of the Exchange Act shall not be entitled to make payment by such method until either the holders of a majority of the outstanding shares of the Company entitled to vote have approved an amendment to the Plan permitting payment by such method or counsel to the Company has advised the Committee that such approval is not required by Rule 16b-3. For purposes of this Section 11(d), the exercise date of such Option shall be the date on which such documents have been delivered to the Company or its designated agent.

12. EXERCISE OF OPTION.

   (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 11(d) of the Plan.

   (b) RIGHTS AS A SHAREHOLDER. Until the issuance, which in no event (except as provided in Section 18 of the Plan) will be delayed more than 30 days from the date of the exercise of the Option, of the stock certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

13. TERMINATION OF EMPLOYMENT.

   (a) TERMINATION OF STATUS AS AN EMPLOYEE. If an Employee ceases to be in Continuous Status as an Employee, other than (i) by reason of retirement or
(ii) as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee shall be exercisable within twelve (12) months after the date he ceases to be in Continuous Status as an Employee (or such shorter or longer time as may be determined by the Committee) to the extent the Employee was entitled to exercise such Option as of the date of his termination of employment.

   (b) RETIREMENT OF OPTIONEE. If any Employee ceases to be in Continuous Status as an Employee by reason of such Employee's retirement, any Option held by such Employee shall be exercisable within 36 months after the date he ceases to be in Continuous Status as an Employee to the extent that he was entitled to exercise such Option as of the date of his retirement. For purposes of the Plan, "retirement" means termination of services as an Employee at or after age 65 other than as a result of deliberate, willful or gross misconduct.

   (c) DEATH OR DISABILITY OF OPTIONEE. Subject to the provisions of the Plan, any Option held by an Optionee at the time of his death may be exercised subsequently by the legal representative of the Optionee's estate or by the person or persons who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise such Option as of the date of his death. In the event of the death or disability of an Optionee during the time period specified in Section 13(a) or 13(b), as applicable, the Option may be exercised, at any time within three months following the date of his death or disability, by the Optionee, or, in the case of death, by the legal representative of the Optionee's estate or by a person or persons who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise such Option as of the date of his death or disability.

   (d) TERMINATION FOR MISCONDUCT. If any Employee ceases to be in Continuous Status as an Employee as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee shall terminate immediately and automatically on the date of his termination as an Employee unless otherwise determined by the Committee.

   (e) EXPIRATION OF OPTIONS. None of the events described above in this
Section 13 shall extend the period of exercisability of the Option beyond the expiration date thereof. To the extent that an Optionee was not entitled to exercise an Option on the date he ceased to be in Continuous Status as an Employee or the date of the Optionee's death, or if he does not exercise such Option (which he was entitled to exercise) within the time period specified in this Section 13, the Option shall terminate and become null and void. Notwithstanding the provisions of Section 13(a), 13(b) or 13(d) of the Plan, no Options shall be exercisable after an Optionee ceases to be in Continuous Status as an Employee in the event the Optionee shall have during the time period in which his Options are exercisable, engaged in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company or constitutes a breach of any obligation of the Optionee to the Company. In such event, the Optionee shall forfeit all rights to any unexercised Option as of the date of such deliberate action.

14. NON-TRANSFERABILITY OF OPTIONS.

   An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, except with respect to a qualified domestic relations order as aforesaid, may be exercised, during the lifetime of the Optionee, only by the Optionee.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CHANGE IN CONTROL;
    DISSOLUTION.

   (a) Subject to any required action by the shareholders of the Company, each of (i) the number of shares of Common Stock covered by each outstanding Option, (ii) the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, (iii) the price per share of Common Stock covered by each such outstanding Option, (iv) the number of shares of Common Stock to be granted to non-Employee directors pursuant to Section 8 of the Plan, and (v) the maximum number of Shares with respect to which Options may be granted to any Employee, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that (a) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and
(b) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code; and provided further, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

   (b) In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

16. TIME FOR GRANTING OPTIONS.

   The date of grant of an Option shall be the date on which the Committee makes the determination granting such Option or such later date as the Committee may specify. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

17. AMENDMENT AND TERMINATION OF THE PLAN.

   (a) Subject to the limitations set forth in Section 8 of the Plan, the Committee may terminate or amend the Plan from time to time in such respects as the Committee may deem advisable; provided that, the following revisions or amendments shall require approval of the Company's shareholders in accordance with Section 20 of the Plan: (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under
Section 15 of the Plan; (ii) any change in the designation of the class of persons eligible to be granted Options; (iii) any material increase in the benefits accruing to participants under the Plan; or (iv) any increase in the maximum number of Shares with respect to which Options may be granted to any Employee.

   (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of shareholders or Optionees.

18. CONDITIONS UPON ISSUANCE OF SHARES.

   Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the advice of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

19. OPTION AGREEMENTS.

   Options shall be evidenced by written option agreements in such form as the Committee shall approve. Such agreements shall contain such provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall determine.

20. SHAREHOLDER APPROVAL.

   The effectiveness of the Plan shall be subject to approval by the shareholders of the Company, in a separate vote, within twelve months after the date the Plan is adopted. The approval of such shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and shall be obtained, at a duly held shareholders' meeting, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon.

21. INDEMNIFICATION OF COMMITTEE MEMBERS.

   In addition to such other rights of indemnification as they may have as Directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation or Bylaws of the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of the Company; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

22. OTHER COMPENSATION PLANS.

   The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

23. HEADINGS.

   Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

24. WITHHOLDING.

   The Company and any Subsidiary may, to the extent permitted by law, deduct from any payments or transfers of any kind due to an Optionee the amount of any federal, state, local or foreign taxes required by any governmental regulatory authority to be withheld or otherwise deducted with respect to the Options or the Optioned Stock.

25. GOVERNING LAW.

   The Plan, the Options granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.

26. COMPLIANCE WITH RULE 16B-3.

   It is the intent of the Company that this plan comply in all respects to Rule 16b-3, as amended (or any successor rule), in connection with any Option granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, any provision of this Plan or any Option agreement that does not comply with the requirements of Rule 16b-3 (or any successor rule) as then applicable to any such person shall be construed or deemed amended to the extent necessary to conform to such requirements, except that such automatic amendment shall not apply to any other participant in the Plan who is not (at the time of such application) subject to Section 16 of the Exchange Act. Any action taken by the Committee pursuant to the Plan that does not comply with the requirements of Rule 16b-3 (or any successor rule) shall be null and void.

27. RESERVATION OF SHARES

   The Company shall, during the term of the Plan and any Option granted hereunder, reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                        WHITMAN EDUCATION GROUP, INC.
                4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137
                                    PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Randy S. Proto, Fernando Fernandez and Richard B. Salzman, and each of them severally, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes each of them to vote as designated below, all the shares of Common Stock of WHITMAN EDUCATION GROUP, INC. (the "Company") held of record by the undersigned at the close of business on August 30, 1996, at the Annual Meeting of Shareholders to be held on Friday, October 11, 1996 at 10:00 a.m. Eastern Time, and at any adjournment of such meeting, and, in their discretion, to vote such shares upon such other business as may properly come before the meeting.

1. ELECTION OF DIRECTORS.

 [ ] FOR EACH NOMINEE LISTED               [ ] WITHHOLD AUTHORITY
     (EXCEPT AS MARKED TO THE CONTRARY)        TO VOTE FOR ALL NOMINEES LISTED

NOMINEES: Jack R. Borsting; Phillip Frost, M.D.; Peter S. Knight; Richard M.
            Krasno; Lois F. Lipsett; and Richard C. Pfenniger, Jr.

 _____________________________________________________________________________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above)

2. APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN.

   The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the meeting to be held on October 11, 1996.

                                        Dated: ____________________, 1996

                                        _________________________________
                                                   (Signature)
                                        _________________________________
                                           (Signature, if held jointly)

                                        (Please sign exactly as name or
                                        names appear hereon. Full title
                                        of one signing in representative
                                        capacity should be clearly designated
                                        after signature. Names of all joint
                                        holders should be written even if one.)

     PLEASE COMPLETE, SIGN AND DATE THIS PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.
           Postage is not necessary if mailed in the United States.